EXHIBIT 21.01

SUBSIDIARIES OF MARTIN MARIETTA MATERIALS, INC.

AS OF JANUARY 31, 2019

Name of Subsidiary	Percent Owned

Alamo Gulf Coast Railroad Company, a Texas corporation	99.5%[1]

Alamo North Texas Railroad Company, a Texas corporation	99.5%[2]

American Aggregates Corporation, a North Carolina corporation	100%

American Materials Technologies, LLC, a Tennessee limited liability company	100%[3]

American Stone Company, a North Carolina corporation	50%[4]

Bahama Rock Limited, a Bahamas corporation	100%

Bluegrass – Blue Mount, LLC, a Delaware limited liability company	100%[5]

Bluegrass Materials Company, LLC, a Delaware limited liability company	100%[6]

Bluegrass-St. Marys, LLC, a Delaware limited liability company	100%[7]

Brookhollow of Alexandria, Inc., a Louisiana corporation	100%[8]

Brookhollow Corporation, a Delaware corporation	100%[9]

Brook Hollow Properties, Inc., a Texas corporation	100%[10]

California Natural Aggregates, Inc., a California corporation	100%[11]

Campbell’s C-Ment Contracting, Inc., a Colorado corporation	100%[12]

CIG MC LLC, a Colorado limited liability company	100%

Creole Corporation, a Delaware corporation	100%[13]

FRI Ready Mix of Tennessee, LLC, a Florida limited liability company	100%[14]

Front Range Aggregates LLC, a Delaware limited liability company	100%

Granite Canyon Quarry, a Wyoming joint venture	100%[15]

Harding Street Corporation, a North Carolina corporation	100%

HSMM LLC, a North Carolina limited liability company	100%

[1]	Alamo Gulf Coast Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).

[2]	Alamo North Texas Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).

[3]	American Materials Technologies, LLC is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.

[4]	Martin Marietta Materials, Inc. owns a 50% interest in American Stone Company.

[5]	Bluegrass – Blue Mount, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.

[6]	Bluegrass Materials Company, LLC is a wholly owned subsidiary of Panadero Midco, LLC.

[7]	Bluegrass-St. Marys, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.

[8]	Brookhollow of Alexandria, Inc. is a wholly owned subsidiary of Brookhollow Corporation.

[9]	Brookhollow Corporation is a wholly owned subsidiary of Texas Industries, Inc.

[10]	Brook Hollow Properties, Inc. is a wholly owned subsidiary of Brookhollow Corporation.

[11]	California Natural Aggregates, Inc. is a wholly owned subsidiary of Texas Industries, Inc.

[12]	Campbell’s C-Ment Contracting, Inc. is a wholly-owned subsidiary of Suburban Acquisition Company.

[13]	Creole Corporation is a wholly owned subsidiary of Texas Industries, Inc.

[14]	FRI Ready Mix of Tennessee, LLC is a wholly owned subsidiary of American Materials Technologies, LLC.

[15]	Granite Canyon Quarry is owned 51% by Meridian Granite Company and 49% by Martin Marietta Materials Real Estate Investments, Inc.

Name of Subsidiary	Percent Owned

Kent Sand & Gravel Company, LLC, a Delaware limited liability company	100%[16]

Mardell Trucking Company, Inc., a Delaware corporation	100%[17]

Martin Marietta Bluegrass, LLC, a Delaware corporation	100%[18]

Martin Marietta Composites, Inc., a Delaware corporation	100%

Martin Marietta Fleet Management LLC, a North Carolina limited liability company	100%[19]

Martin Marietta Funding LLC, a Delaware limited liability company	100%

Martin Marietta Inc., a North Carolina corporation	100%

Martin Marietta Kansas City, LLC, a Delaware limited liability company	100%[20]

Martin Marietta Magnesia Specialties, LLC, a Delaware limited liability company	100%

Martin Marietta Materials Canada Limited, a Nova Scotia, Canada corporation	100%

Martin Marietta Materials of Missouri, Inc., a Delaware corporation	100%

Martin Marietta Materials Real Estate Investments, Inc., a North Carolina corporation	100%

Martin Marietta Materials Southwest, LLC, a Texas limited liability company	100%[21]

Material Producers, Inc., an Oklahoma corporation	100%[22]

Maryland Materials, Inc., a Delaware corporation	100%[23]

Meridian Aggregates Company, a Limited Partnership, a North Carolina limited partnership	100%[24]

Meridian Aggregates Company Northwest, LLC, a North Carolina limited liability company	100%

Meridian Aggregates Company Southwest, LLC, a North Carolina limited liability company	100%[25]

Meridian Aggregates Investments, LLC, a North Carolina limited liability company	100%[26]

Meridian Granite Company, a North Carolina corporation	100%[27]

Mid-State Construction & Materials, Inc., an Arkansas corporation	100%

MTD Pipeline LLC, a Delaware limited liability company	50%[28]

North East Land and Material Company, Inc., a Maryland corporation	100%[29]

Panadero Corp., a Delaware corporation	100%

Panadero Midco, LLC, a Delaware limited liability company	100%[30]

[16]	Kent Sand & Gravel Company, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.

[17]	Mardell Trucking Company, Inc. is owned 50% by Bluegrass Materials Company, LLC and 50% by Petrillo Brothers, Inc.

[18]	Martin Marietta Bluegrass, LLC is owned 61.61% by Panadero Corp. and f38.39% by Martin Marietta Materials, Inc.

[19]	Martin Marietta Fleet Management LLC, is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC

[20]	Martin Marietta Kansas City, LLC is owned 95% by Martin Marietta Materials, Inc. and 5% by Martin Marietta Materials of Missouri, Inc.

[21]	Martin Marietta Materials Southwest, LLC is a wholly owned subsidiary of Texas Industries, Inc.

[22]	Material Producers, Inc. is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC

[23]	Maryland Materials, Inc. is owned 50% by Bluegrass Materials Company, LLC and 50% by Petrillo Brothers, Inc.

[24]	Meridian Aggregates Company, a Limited Partnership, is owned 98% by Meridian Aggregates Investments, LLC. The remaining 2% is owned by Martin Marietta Materials, Inc.

[25]	Martin Marietta Materials Southwest, LLC is the sole member of Meridian Aggregates Company Southwest, LLC.

[26]	Meridian Aggregates Investments, LLC is owned 99% by Martin Marietta Materials, Inc. and 1% by Martin Marietta Materials Real Estate Investments, Inc.

[27]	Meridian Granite Company is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.

[28]	Martin Marietta Magnesia Specialties, LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in MTD Pipeline LLC.

[29]	North East Land and Material Company, Inc. is a wholly owned subsidiary of Maryland Materials, Inc.

[30]	Panadero Midco, LLC is a wholly owned subsidiary of Martin Marietta Bluegrass, LLC.

Name of Subsidiary	Percent Owned

Partin Limestone Products, Inc., a California corporation	100%[31]

Petrillo Brothers, Inc., a Delaware corporation	100%[32]

Powderly Transportation, Inc., a North Carolina corporation	100%[33]

R&S Sand & Gravel, LLC, a North Carolina limited liability company	100%[34]

Ratliff Mix Management, LLC, a Texas limited liability company	100%[35]

Ratliff Ready-Mix, LP, a Texas limited partnership	100%[36]

Riverside Cement Company, a California partnership	100%[37]

Riverside Cement Holdings Company, a Delaware corporation	100%[38]

Rock & Rail LLC, a Colorado limited liability company	100%

Rocky Mountain Materials and Asphalt, Inc., a Colorado corporation	100%

Rocky Mountain Premix, Inc., a Colorado corporation	100%

Rocky Mountain Ready Mix Concrete, Inc., a Colorado corporation	100%[39]

Royal Gorge Express, LLC, a Colorado Limited Liability Company	50%[40]

Southwestern Financial Corporation, a Texas Corporation	100%[41]

St. Marys Sand Company, LLC, a Delaware limited liability company	100%[42]

Suburban Acquisition Company, a Colorado corporation	100%

Texas Industries Holdings, LLC, a Delaware limited liability company	100%[43]

Texas Industries, Inc., a Delaware corporation	100%

Texas Industries Trust, a Delaware trust	100%[44]

Theodore Holding, LLC, a Delaware limited liability company	60.7%[45]

TXI Aviation, Inc. dba TXI Retail, a Texas corporation	100%[46]

TXI California Inc., a Delaware corporation	100%[47]

TXI Cement Company, a Delaware corporation	100%[48]

[31]	Partin Limestone Products, Inc. is a wholly owned subsidiary of Riverside Cement Company.

[32]	Petrillo Brothers, Inc. is a wholly owned subsidiary of Bluegrass Materials Company, LLC.

[33]	Powderly Transportation, Inc. is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.

[34]

Martin Marietta Materials, Inc. is the manager of and owns a 90% interest in R&S Sand & Gravel, LLC. The other 10% is owned by Harding Street Corporation, a wholly owned subsidiary of Martin Marietta Materials, Inc.

[35]	Ratliff Mix Management, LLC is a wholly owned subsidiary of TXI Operations, LP.

[36]	Ratliff Ready-Mix, LP is owned 99% by TXI Operations, LP and 1% by Ratliff Mix Management, LLC.

[37]	Riverside Cement Company is owned 49% by TXI California, Inc. and 51% by TXI Riverside Inc.

[38]	Riverside Cement Holdings Company is a wholly owned subsidiary of Riverside Cement Company.

[39]	Rocky Mountain Ready Mix Concrete, Inc. is a wholly owned subsidiary of Campbell’s C-Ment Contracting, Inc.

[40]	Rock & Rail LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in Royal Gorge Express, LLC

[41]	Southwestern Financial Corporation is a wholly owned subsidiary of TXI Operations, LP.

[42]	St. Marys Sand Company, LLC is a wholly owned subsidiary of Bluegrass-St. Marys, LLC.

[43]	Texas Industries Holdings, LLC is a wholly owned subsidiary of Texas Industries, Inc.

[44]	Texas Industries Trust is owned 100% by Texas Industries Holdings, LLC.

[45]	Martin Marietta Materials, Inc. is the manager of and owns a 60.7% interest in Theodore Holdings, LLC.

[46]	TXI Aviation, Inc. is a wholly owned subsidiary of Texas Industries, Inc.

[47]	TXI California Inc. is a wholly owned subsidiary of Texas Industries, Inc.

[48]	TXI Cement Company is a wholly owned subsidiary of Texas Industries, Inc.

Name of Subsidiary	Percent Owned

TXI LLC, a Delaware limited liability company	100%[49]

TXI Operating Trust, a Delaware trust	100%[50]

TXI Operations, LP, a Delaware limited partnership	100%[51]

TXI Power Company, a Texas corporation	100%[52]

TXI Riverside Inc., a Delaware corporation	100%[53]

TXI Transportation Company, a Texas corporation	100%[54]

Valley Stone LLC, a Virginia limited liability company	50%[55]

[49]	TXI, LLC is a wholly owned subsidiary of Texas Industries, Inc.

[50]	TXI Operating Trust is owned 100% by TXI LLC.

[51]	TXI Operations, LP is owned 99% by Texas Industries Trust and owned 1% by TXI Operating Trust.

[52]	TXI Power Company is a wholly owned subsidiary of Texas Industries, Inc.

[53]	TXI Riverside Inc. is a wholly owned subsidiary of Texas Industries, Inc.

[54]	TXI Transportation Company is a wholly owned subsidiary of Texas Industries, Inc.

[55]	Martin Marietta Materials, Inc. is the manager of and owns a 50% interest in Valley Stone LLC.